                                                                   Exhibit 10.60
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                              FIRST AMENDMENT TO
                             MCI CARRIER AGREEMENT

THIS FIRST AMENDMENT IS MADE AS OF THIS 20TH DAY OF MARCH, 1996, BETWEEN MCI TELECOMMUNICATIONS CORPORATION ("MCI") AND ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA ("ACCA").

WHEREAS, ACCA AND MCI ENTERED INTO AN MCI CARRIER AGREEMENT, SIGNED BY MCI ON NOVEMBER 9,1995 (THE "AGREEMENT");

WHEREAS, ACCA AND MCI DESIRE TO ENTER INTO THIS FIRST AMENDMENT FOR THE PURPOSE OF AMENDING THE AGREEMENT, IN ORDER TO ENABLE DELTACOM, INCORPORATED ("DELTACOM") TO RESELL MCI SERVICES TO ITC HOLDING COMPANY ("ITC") AT THE SAME RATES PROVIDED TO ACCA'S MEMBERS UNDER THE AGREEMENT;

WHEREAS, IN CONSIDERATION FOR EXECUTION OF THIS FIRST AMENDMENT, DELTACOM SHALL AGREE WITH MCI PURSUANT TO AN ADDENDUM TO CARRIER AGREEMENT, AMONG MCI, DELTACOM, ITC AND ACCA (THE "DELTACOM ADDENDUM"), THAT DELTACOM WILL PURCHASE AN ADDITIONAL AMOUNT OF MCI SERVICES ("DELTACOM ADDITIONAL USAGE") IN THE AMOUNT OF AT LEAST [_______________________________________] DURING EACH MONTH OF THE
SERVICE TERM OF THE AGREEMENT;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, ACCA AND MCI AGREE AS FOLLOWS;

     1. PARAGRAPH 2(a) OF THE AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING AT THE END OF SUCH PARAGRAPH:

              "Monthly Usage, for purposes of this Agreement, shall not include Additional DeltaCom Usage (as defined in the Addendum identified below, "Additional DeltaCom Usage"), purchased by DeltaCom Incorporated ("DeltaCom") for resale to ITC Holding Company ("ITC") pursuant to the Addendum to MCI Carrier Agreement by and among MCI, DeltaCom and ITC (the "Addendum"), signed by MCI on March 20, 1996."

     2. PARAGRAPH 10(b) OF THE AGREEMENT IS HEREBY AMENDED BY DELETING THE LAST SENTENCE OF SUCH PARAGRAPH AND REPLACING IT WITH THE FOLLOWING:

     "When referenced in this Paragraph 10, actual monthly usage billing shall exclude Additional DeltaCom Usage and MCI services where no rates are listed in this Agreement for the MCI service and where Members pay standard tariffed rates after application of tariffed discounts."

     3. PARAGRAPH 12(c) OF THE AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING SENTENCE TO THE END OF SUCH PARAGRAPH:

                               MCI CONFIDENTIAL

   "Additional DeltaCom Usage shall be eligible to receive the additional [___ __________________________] discount provided under Paragraph 12(b) above."


     4. ACCA HEREBY REPRESENTS AND WARRANTS TO MCI THAT EXECUTION AND DELIVERY OF THIS FIRST AMENDMENT IS FULLY WITHIN THE CORPORATE POWERS OF ACCA AND THAT THE UNDERSIGNED OFFICER OF ACCA IS DULY AUTHORIZED TO EXECUTE THIS AGREEMENT ON BEHALF OF ACCA AND ITS MEMBERS.

     5. ACCA HEREBY AGREES TO DEFEND, INDEMNIFY, AND HOLD HARMLESS MCI AGAINST ALL CLAIMS, DAMAGES, LOSSES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) RESULTING FROM CLAIMS, SUITS OR OTHER ACTIONS MADE BY ANY MEMBER OF ACCA PURSUANT TO OR IN CONNECTION WITH THIS FIRST AMENDMENT OR CHALLENGING THE VALIDITY HEREOF,

     6. THE TERMS OF THIS FIRST AMENDMENT WILL BECOME EFFECTIVE, UPON EXECUTION AND DELIVERY BY ALL PARTIES' HERETO, AS FEBRUARY 1,1996.

     7. EXCEPT AS EXPRESSLY PROVIDED IN THIS FIRST AMENDMENT, ALL OF THE TERMS AND CONDITIONS CONTAINED IN THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     8. THIS FIRST AMENDMENT, TOGETHER WITH THE AGREEMENT, IS THE COMPLETE AGREEMENT OF THE PARTIES AND SUPERSEDES ALL OTHER PRIOR AGREEMENTS AND REPRESENTATIONS CONCERNING ITS SUBJECT MATTER.

     9. THIS OFFER WILL REMAIN OPEN AND BE CAPABLE OF BEING ACCEPTED BY ACCA UNTIL MARCH 10, 1996. ANY AND ALL PRIOR OFFERS MADE TO ACCA, WHETHER WRITTEN OR ORAL, SHALL BE SUPERSEDED BY THIS OFFER. ANY FURTHER AMENDMENTS MUST BE IN WRITING AND SIGNED BY BOTH PARTIES.

MCI TELECOMMUNICATIONS                    ASSOCIATED COMMUNICATIONS
CORPORATION                              COMPANIES OF AMERICA (ACCA)

/S/ Tom Schilling                        /S/ Mike Newkirk
----------------------                   ---------------------------
AUTHORIZED SIGNATURE                     AUTHORIZED SIGNATURE

Tom Schilling, Director                  Mike Newkirk Vice President
----------------------                   ---------------------------
PRINT NAME AND TITLE                     PRINT NAME AND TITLE

3/20/96                                  2/28/96
----------------------                   ---------------------------
DATE                                     DATE



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